PROSPECTUS
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THE GCG TRUST
MAY 1, 2001


    INTERNATIONAL EQUITY SERIES











                                        ING (Lion Logo) VARIABLE ANNUITIES






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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

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                               TABLE OF CONTENTS
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In this prospectus and in the Statement of Additional Information, we refer to The GCG Trust as "the GCG Trust," and to a Series of the GCG Trust individually as a "portfolio" and collectively as the "portfolios."

                                               Page
INTRODUCTION
  Investing through your Variable Contract......    2
  Why Reading this Prospectus is Important......    2
  Types of Funds................................    2
  General Risk Factors..........................    3

DESCRIPTION OF THE PORTFOLIO
  International Equity..........................    4

MORE INFORMATION
  A Word about Portfolio Diversity..............    7
  Additional Information about the Portfolio....    7
  Non-Principal Investments and Strategies......    7
  Temporary Defensive Positions.................    7
  Portfolio Turnover............................    7
  Legal Counsel.................................    7
  Independent Auditors..........................    7

OVERALL MANAGEMENT OF THE TRUST
  The Adviser...................................    8
  Advisory Fee..................................    9

SHARE PRICE.....................................    9

TAXES AND DISTRIBUTIONS.........................   11

TO OBTAIN MORE INFORMATION...................... Back

THE GCG TRUST TRUSTEES.......................... Back

An investment in any portfolio of the GCG Trust is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency.

                                       1

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                                  INTRODUCTION
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INVESTING THROUGH YOUR VARIABLE CONTRACT                MONEY MARKET FUNDS.  Money market instruments
Shares of the portfolios of the GCG Trust currently     (also known as cash investments) are debt
are sold to segregated asset accounts ("Separate        securities issued by governments, corporations,
Accounts") of insurance companies as funding choices    banks or other financial institutions.
for variable annuity contracts and variable life
insurance policies ("Variable Contracts").  Assets in   BOND FUNDS.  Bonds are debt securities
the Separate Account are invested in shares of the      representing loans from investors.  A bond fund's
portfolios based on your allocation instructions.       share price - and therefore the value of your
You do not deal directly with the portfolios to         investment - can rise or fall in value because of
purchase or redeem shares.  The accompanying Separate   changing interest rates or other factors.
Account prospectus describes your rights as a
Variable Contract owner.                                BALANCED FUNDS.  A balanced fund holds a mix of
                                                        stocks, bonds, and sometimes cash investments.  A
WHY READING THIS PROSPECTUS IS IMPORTANT                balanced fund offers the convenience of investing
This prospectus explains the investment objective,      in both stocks and bonds through a single fund.
risks and strategy of the International Equity
portfolio of the GCG Trust.  Reading the prospectus     STOCK FUNDS.  Stocks - which represent shares of
will help you to decide whether the portfolio is the    ownership in a company - generally offer the
right investment for you.  We suggest that you keep     greatest potential for long-term growth of
this prospectus and the prospectus for the Separate     principal.  Many stocks also provide regular
Account for future reference.                           dividends, which are generated by corporate
                                                        profits.  While stocks have historically provided

TYPES OF FUNDS the highest long-term returns,
they have also The portfolios of the GCG Trust
are generally exhibited the greatest short-term
price classified among three major asset classes:
stock, fluctuations - so a stock fund has a higher
risk bond and money market. The International Equity
of losing value over the short term. portfolio is
classified as a stock portfolio.
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  MONEY MARKET               BOND                     STOCK
    FUNDS                    FUNDS                    FUNDS

  |----------------------------------------------------------|
  | LOWER     <---------- RISK/RETURN ---------->     HIGHER |
  |----------------------------------------------------------|

                                       2

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                            INTRODUCTION (CONTINUED)
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GENERAL RISK FACTORS                                       o  INTEREST RATE RISK.  The prices of debt
Investing in the portfolio, as with an investment in          securities generally tend to move in the
any security, involves risk factors and special               opposite direction to interest rates.  When
considerations.  The portfolio's risk is defined              interest rates are rising, the prices of
primarily by its principal investment strategies.  An         debt securities tend to fall.  When
investment in the portfolio is not insured against            interest rates are falling, the prices of
loss of principal.  As with any mutual fund, there            debt securities tend to rise.  Generally,
can be no assurance that the portfolio will achieve           the longer the time until maturity, the
its investment objective.  Investing in shares of the         more sensitive the price of a debt security
portfolio should not be considered a complete                 is to interest rate changes.
investment program.  The share value of the portfolio
will rise and fall.                                        o  CREDIT RISK.  A bond issuer (debtor) may
It is important to keep in mind one of the main               fail to repay interest and principal in a
axioms of investing:  The higher the risk of losing           timely manner.  The price of a security a
money, the higher the potential reward.  The lower            portfolio holds may fall due to changing
the risk, the lower the potential reward.  As you             economic, political or market conditions or
consider an investment in the portfolio, you should           disappointing earnings results.
take into account your personal tolerance for
investment risk.                                           o  CALL RISK.  During periods of falling
                                                              interest rates, a bond issuer may "call,"
OVERALL RISK:                                                 or repay, its high yielding bond before the
   o  MANAGER RISK.  A portfolio manager of a                 bond's maturity date.  Forced to invest the
      portfolio may do a mediocre or poor job in              unanticipated proceeds at lower interest
      selecting securities.                                   rates, a portfolio would experience a
                                                              decline in income.
RISK RELATED TO STOCK INVESTING:

   o  MARKET AND COMPANY RISK.  The price of a             o  MATURITY RISK.  Interest rate risk will
      security held by a portfolio may fall due to            affect the price of a fixed income security
      changing economic, political or market                  more if the security has a longer maturity
      conditions or disappointing earnings results.           because changes in interest rates are
      Stock prices in general may decline over short          increasingly difficult to predict over
      or even extended periods.  The stock market             longer periods of time.  Fixed income
      tends to be cyclical, with periods when stock           securities with longer maturities will
      prices generally rise and periods when stock            therefore be more volatile than other fixed
      prices generally decline.  Further, even though         income securities with shorter maturities.
      the stock market is cyclical in nature, returns         Conversely, fixed income securities with
      from a particular stock market segment in which         shorter maturities will be less volatile
      a portfolio invests may still trail returns             but generally provide lower returns than
      from the overall stock market.                          fixed income securities with longer
                                                              maturities.  The average maturity of a
RISKS RELATED TO BOND INVESTING:                              portfolio's fixed income investments will
   o  INCOME RISK.  A portfolio's income may fall             affect the volatility of the portfolio's
      due to falling interest rates.  Income risk is          share price.
      generally the greatest for short-term bonds,
      and the least for long-term bonds.  Changes in    Because of these and other risks that may be
      interest rates will affect bond prices as well    particular to a portfolio, your investment could
      as bond income.                                   lose or not make any money.
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                          DESCRIPTION OF THE PORTFOLIO
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INTERNATIONAL  EQUITY  PORTFOLIO

PORTFOLIO
MANAGER         ING Pilgrim Investments, LLC

INVESTMENT
OBJECTIVE       Long-term growth of capital.

PRINCIPAL       Under normal conditions, the portfolio invests at least 65% of
INVESTMENT      its net assets in equity securities of issuers located in
STRATEGY        countries outside of the United States.  The portfolio
                generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.
                The portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities.
                The portfolio also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.


                The Portfolio Manager primarily uses "bottom-up" fundamental analysis to identify stocks that it believes offer good value relative to their peers in the same industry, sector or region. The Portfolio Manager also uses "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

                The portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the portfolio may also invest in small- and medium-sized companies.

                The Portfolio Manager will invest at least 65% of the portfolio in assets of companies which, based upon a fundamental analysis of a company's earning prospects, it believes will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry.

PRINCIPAL       Any investment involves the possibility that you will lose
RISKS           money or not make money.  An investment in the portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                     o   Manager Risk         o   Market and Company Risk

===RELATIVE RISK COMPARISON=================================================
                           The following chart shows a risk comparison in relation to other portfolios in the Trust and not the market at large. It is not intended to indicate future risk or performance.



                         INTERNATIONAL
                            EQUITY
<<<------------------------------------------------------------------------>>>
<<                           xXx                                           >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

                                       4

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                   DESCRIPTION OF THE PORTFOLIO (CONTINUED)
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          An investment in the portfolio is subject to the following additional principal risks:

          o Foreign Investment Risk. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               To the extent that the portfolio invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be difficult to buy and sell securities in emerging market countries.

               To the extent that the portfolio invests more than 25% of its total assets in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

          o Medium and Small Company Risk. The portfolio primarily invests in equity securities of larger companies. However, the portfolio may also invest in small- and medium-sized companies. Investing in securities of medium and small companies may involve greater risks than investing in larger, more established issuers. Medium and small companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, medium and small companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of medium and small company stocks tend to rise and fall in value more than other stocks. Although investing in smaller companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

          o Liquidity Risk. Securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

          o Debt Securities Risk. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

          o Emerging Market Risk. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the portfolio. Inflation and rapid


                                       5

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                   DESCRIPTION OF THE PORTFOLIO (CONTINUED)
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               fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

               Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls (may be unable to transfer currency from a given country); or creation of government monopolies.

          o Market Trends Risk. From time to time, the stock market may not favor the securities in which the portfolio invests.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the portfolio will fluctuate
               depending on the portfolio's investment performance.
               Performance information is only shown for portfolios that have had a full calendar year of operations. Since the portfolio has not commenced operations, performance for previous calendar years is not available.

MORE ON THE    ING Pilgrim Investments, LLC ("ING Pilgrim") serves as the
PORTFOLIO      portfolio manager to the  portfolio.  ING Pilgrim also serves as
MANAGER        an investment adviser to other registered investment companies
               (or series thereof), as well as to privately managed accounts.

               ING Pilgrim is a wholly owned subsidiary of ReliaStar Financial Corp. and an indirect wholly owned subsidiary of ING Groep, N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. As of December 31, 2000, ING Pilgrim managed over $19.3 billion in assets. The principal address of ING Pilgrim is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Pilgrim is affiliated with DSI through their common ownership by ING Groep, N.V.

               The following persons at ING Pilgrim are primarily responsible for the day-to-day investment decisions of the portfolio:

                Name                  Position and Recent Business Experience
                ----                  ---------------------------------------
                Richard T. Saler      Senior Vice President and Director of
                                      International Equity Investment Strategy of ING Pilgrim. From 1986 until July
                                      2000, Mr. Saler was Senior Vice President and Director of International Equity
                                      Strategy at Lexington Management
                                      Corporation ("Lexington"), which was
                                      acquired by ING Pilgrim's parent company in July 2000.

                Phillip A. Schwartz   Senior Vice President and Director of
                                      International Equity Investment Strategy of ING Pilgrim. Prior to joining ING
                                      Pilgrim in July 2000, Mr. Schwartz was
                                      Senior Vice President and Director of
                                      International Equity Investment Strategy at Lexington, which was acquired by ING
                                      Pilgrim's parent company in July 2000.
                                      Prior to 1993, Mr. Schwartz was a Vice
                                      President of European Research Sales with
                                      Cheuvreux de Virieu in Paris and New York.

                                       6

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                               MORE INFORMATION
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A WORD ABOUT    The portfolio is diversified, as defined in the Investment
PORTFOLIO       Company Act of 1940.  A diversified portfolio may not, as to 75%
DIVERSITY       of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of the portfolio in this prospectus and the Statement of Additional Information are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL      The Statement of Additional Information is made a part of
INFORMATION     this prospectus.  It identifies and discusses non-principal
ABOUT THE       investment strategies and associated risks of the portfolio,
PORTFOLIO       as well as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling our Customer Service Center at 1-800-344-6864, or downloading it from the Securities and Exchange Commission's website (http://www.sec.gov).

NON-PRINCIPAL   This prospectus does not describe various types of securities,
INVESTMENTS     strategies and practices which are available to, but are not
AND STRATEGIES  the principal focus of, the portfolio.  Such non-principal investments and strategies are discussed in the Statement of Additional Information.

TEMPORARY       This prospectus does not describe temporary defensive
DEFENSIVE       positions.  The portfolio may depart from its principal
POSITIONS       investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions exist. While the portfolio invests defensively, it may not be able to pursue its investment objective.
                The portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which the portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional Information.


PORTFOLIO       Before investing in the portfolio, you should review its
TURNOVER        portfolio turnover rate for an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

                Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.

LEGAL COUNSEL   Sutherland Asbill & Brennan LLP, located at 1275
                Pennsylvania Avenue, N.W., Washington, D.C. 20004.

INDEPENDENT     Ernst & Young LLP, located at Two Commerce Square,
AUDITORS        Suite 4000, 2001 Market Street, Philadelphia,
                Pennsylvania 19103.


                                       7

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                        OVERALL MANAGEMENT OF THE TRUST
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THE  ADVISER   Directed Services, Inc. ("DSI") is the overall adviser to
               the GCG Trust. DSI is a New York corporation and a wholly owned indirect subsidiary of ING. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life Insurance Company issues. The address of DSI is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

               DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays an advisory fee to DSI for its services. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

               In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

               DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities.



                                       8

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                  OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
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Advisory Fee   The GCG Trust pays DSI an advisory fee, payable monthly, based on the average daily net assets of the portfolio.

                 ---------------------------------------------------------------
                                         Advisory Fee
                 Portfolio               (as a percentage of average net assets)
                 ---------------------------------------------------------------
                 International Equity    1.25% of first $500 million; and
                   Portfolio             1.05% of the amount in
                                             excess of $500 million.
                 ---------------------------------------------------------------


               DSI pays the portfolio manager a portfolio management fee for its services on a monthly basis.

               The GCG Trust is distinct in that the portfolio's expense structure is simpler and more predictable than that of most mutual funds. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR THE PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.


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                                 SHARE PRICE
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               Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock Exchange ("NYSE") is open for business ("a business day").

               The portfolio's share price (net asset value, or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

               Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day. Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

               The net asset value per share of the portfolio, fluctuates in response to changes in market conditions and other factors.

               The portfolio's securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

                                       9

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                            SHARE PRICE (CONTINUED)
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               Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

               When the portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium the portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

               Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of the portfolio may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Because the portfolio may invest in securities that are primarily listed on foreign exchanges, the value of the portfolio's shares may change on days when the separate account will not be able to purchase or redeem shares. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.

                                      10

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                            TAXES AND DISTRIBUTIONS
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               The GCG Trust pays net investment income, if any, on your shares of the portfolio annually. Any net realized long-term capital gains for the portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by the portfolio in additional shares of the portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by the portfolio will reduce the per share net asset value by the per share amount paid.

               The portfolio has not yet commenced operations and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As a qualified regulated investment company, the portfolio is generally not subject to federal income tax on the part of its investment company taxable income (including any net capital gains) which it distributes to shareholders. It is the portfolio's intention to distribute all such income and gains.

               Shares of the portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts (the "Variable Contracts"). Under current tax law, your gains under your Variable Contract are taxed only when you take them out. Variable Contract purchasers should review the Variable Contract prospectus for a discussion of the tax treatment applicable to holders of the Variable Contracts.

               The foregoing is only a summary of some of the important federal income tax considerations generally affecting the portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolio. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Variable Contracts.

TO  OBTAIN                                            THE  GCG  TRUST
MORE  INFORMATION                                     TRUSTEES

A Statement of Additional Information, dated        Barnett Chernow, Chairman
May 1, 2001, has been filed with the Securities and         and Trustee
Exchange Commission, and is made a part of this
prospectus by reference.                            John R. Barmeyer, Trustee

Additional information about the GCG Trust's        Michael Earley, Trustee
investments is available in the GCG Trust's annual
and semi-annual reports to shareholders.  In the    R. Barbara Gitenstein,
annual report, you will find a discussion of the       Trustee
market conditions and investment strategies that significantly affected the GCG Trust's performance Robert A. Grayson, Trustee during its last fiscal year.
                                                    Elizabeth J. Newell, Trustee

To obtain a free copy of these documents or to      Stanley B. Seidler, Trustee
make  inquiries aboutthe portfolio,
please write to our Customer Service Center         Roger B. Vincent, Trustee
at P.O. Box 2700, West  Chester, Pennsylvania
19380 or call (800) 366-0066.

Information about the GCG Trust can be reviewed and copied at the Securities and Exchange
Commission ("SEC") Public Reference Room in
Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the GCG Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the SEC's Public
Reference Section, Washington, D.C. 20549-0102.


                             ING  VARIABLE  ANNUITIES
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111156    9/01                                            SEC File No. 811-5629